Keefe, Bruyette & Woods New York City August 2, 2016 City Holding Company

Forward looking statements • This presentation contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such information involves risks and uncertainties that could result in the Company's actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the Company may incur increased charge- offs in the future; (3) the Company could have adverse legal actions of a material nature; (4) the Company may face competitive loss of customers; (5) the Company may be unable to manage its expense levels; (6) the Company may have difficulty retaining key employees; (7) changes in the interest rate environment may have results on the Company’s operations materially different from those anticipated by the Company’s market risk management functions; (8) changes in general economic conditions and increased competition could adversely affect the Company’s operating results; (9) changes in regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company’s operating results; (10) the Company may experience difficulties growing loan and deposit balances; (11) the current economic environment poses significant challenges for us and could adversely affect our financial condition and results of operations; (12) the effects of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd- Frank Act”) and the regulations promulgated and to be promulgated thereunder, which may subject the Company and its subsidiaries to a variety of new and more stringent legal and regulatory requirements which adversely affect their respective business; and (13) the impact of new minimum capital thresholds established as a part of the implementation of Basel III capital reforms; and (14) other risk factors relating to the banking industry or the Company as detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission, including those risk factors included in the disclosures under the heading “ITEM 1A Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made. 2

• Total Assets $3.8 bil • Branches 85 • FTE 852 • Market Cap $705 mil • Institutional Ownership 67% • Average Daily Volume $3.4 mil • Markets: Stable, Slow growing, and less competitive • Business Lines: Retail, Commercial, Investment Mgmt • Asset Quality: Demonstrated strong track record • Performance: Long record as a high performer • Growth: Succeeding in slow-growth markets and expanding into new markets Date: July 18, 2016 3 Snapshot

City National Markets 1st Branch Share & 2nd Deposit Share (10%) In Charleston MSA/Huntington MSA; $10.5 Billion Major Competitors: BBT, JPM, HBAN, UBSI 1st Branch Share & 31% Deposit Share $2.0 Billion Major Competitors: JPM, UBSI, BBT 2nd Branch Share & 2nd Deposit Share (15%) in Staunton MSA $1.4 Billion Major Competitors: UBSH, BBT 3rd Branch Share & 6% Deposit Share in Winchester VA & WV Panhandle $4.3 Billion Major Competitors: BBT, UBSI, WFC 4

Market Position Market Population Deposits ($mm) Deposit Share Branches Branch Share Branch Rank Beckley/Lewisburg WV 175,000 $703 29% 16 25% 1 Huntington/Ashland MSA 362,000 575 11% 19 15% 1 Charleston MSA 240,000 523 10% 11 15% 1 Winchester/Martinsburg 351,000 344 6% 12 9% 3 Valley Region 205,000 259 12% 8 14% 3 Lexington Ky Region 500,000 145 2% 3 2% 17 5 Note: Green highlight indicates market expansion as a result of acquisitions. Data: SNL – regions modified slightly to fit City’s branch distribution

Market Demographics Market Population Projected Population Change 2016-2021 Median Household Income Projected Change in HHLD Income 2016-2021 Beckley 122,000 (1.4%) $40,000 6.3% Huntington/Ashland MSA 362,000 (0.2%) $45,000 9.0% Charleston MSA 221,000 (1.7%) $47,000 6.5% Winchester/Martinsburg 134,000 4.2% $56,000 7.5% Staunton-Waynesboro 121,000 2.7% $51,000 7.3% Lexington Ky Region 500,000 4.3% $52,000 8.2% National Averages 4.4% $56,000 7.8% 6 Note: Green highlight indicates market expansion as a result of acquisitions. Data: SNL

Deposits mostly in Legacy Markets Key Deposit Markets Deposits Core West Virginia Markets – dating to 1870 72% New Markets 28% 7

Commercial Loan Growth coming from new markets Key Loan Markets Percent of Commercial Portfolio Core West Virginia Markets – dating to 1870 52% Virginia/Eastern Panhandle Markets – acquired 2012/13 20% Charlotte LPO – de novo 2006 8% Lexington, KY – acquired 2015 11% Columbus, OH & Pittsburgh PA 9% 8

West Virginia Economy Statistics WV Compared to: Source Employment 734,000 (June 2016 Projection) 741,000 (June 2011) US Bureau of Labor Statistics Unemployment Rate 6.0% (June 2016 Projection) 7.9% (June 2011) US Bureau of Labor Statistics Coal Employment 18,159 (2014) 20,533 (2006) West Virginia Coal Association Coal Production 116 mil tons (2014) 159 mil tons (2006) West Virginia Coal Association Homeownership Rate 76% 65% (US) US Census Bureau Average Home Cost $129,000 (Charleston) $217,600 (US) Bankrate Real Estate Taxes .49% of Mkt Value .87% of Mkt Value (Median State) Census Bureau 9

West Virginia Overview • Small State – 1.8 million people • Population lives in small cities & towns with low density • Slow growth • Economy historically very stable • Strong deposit markets • Less competitive than larger markets • Enormous long-term potential in energy reserves • Seismic shift in political environment creating business and job friendly state – 1 Republican Senator; 1 Democratic Senator – 3 Republican Representatives in DC – Both houses of the State Legislature are Republican – Right to Work Law passed – Significant Tort Legislation achieved 10

CHCO: A perennial high-performing bank -1.50% -1.00% -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2009 2010 2011 2012 2013 2014 2015 YTD 2016 CHCO W/O Merger Costs $1B - $5B Peer Data as of March 31, 2016 11 ROA

Stock Price Performance (2/1/05-7/27/15) Slow growth markets CAN provide exceptional performance 12 Charles Hageboeck named CEO on Feb 1, 2005

DEPOSIT FRANCHISE One key to City’s enviable success • Branches 85 • Average Deposits per Branch $36 MM • Average Households per Branch 1,900 • Average Deposit Share 12.9% • Average Household Share* 20% * - Excludes Coastal & Lexington-Fayette Regions 13

City’s Deposit Franchise provides access to low cost and stable funding 11% 17% 18% 10% 11% 18% 10% 4% 0.4% 1% 0.4% Equity Non Interest DDA Interest DDA Savings MMS CDs Jumbos Customer Repos FHLB Other Trust Preferred Data: December 31, 2015 14

City’s strong deposit franchise provides NIM strength in higher rate environments 3.00% 3.50% 4.00% 4.50% 5.00% 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD 2016 $1 to $5B Peer CHCO CHCO excluding PSLs, floors & accretion When rates were higher – City’s NIM was nearly 100bp higher than peers Peer Data as of March 31, 2016 March 2008 thru June 2011: NIM supported by Interest Rate Floors 2013 -2015: NIM supported by Accretion from acquisitions 15

CHCO’s sensitivity to interest rate risk : Immediate Basis Point Change in Interest Rates Estimated Increase or Decrease in Net Income between 1-12 months +300 Bp +8.7% +200 Bp +8.4% +100 Bp +4.8% -50 Bp -6.3% Data: Internal Model as of March 31, 2016. Model assumes that deposit mix will change as rates rise 16

Strong deposit franchise drives top decile non-interest revenue: 31.7% 68.2% City Holding Company Non Interest Income Net Interest Income *As of December 31, 2015. Non-interest income excludes investment gains/(losses) & gain from sale of insurance division. Sample of 278 reporting publicly traded banks and thrifts with assets between $1 and $10 billion as of December 31, 2015, excluding investment gains/(losses) 22.8% 77.2% Peer Group Non Interest Income Net Interest Income 17

Non-interest income is branch driven: 2009 2010 2011 2012 2013 2014 2015 YTD 2016 Bankcard Revenues $9.0 $9.9 $11.1 $12.4 $13.5 $15.1 $15.9 $8.2 Service Charges $36.0 $30.1 $27.0 $26.3 $27.6 $26.6 $26.3 $12.9 Insurance $5.6 $5.5 $5.9 $6.1 $5.8 $6.0 SOLD Investment Management $2.3 $2.8 $3.1 $3.8 $4.0 $4.6 $5.1 $2.6 BOLI $3.3 $3.4 $3.2 $3.0 $3.4 $3.1 $3.4 $1.5 18

Efficiency Ratio low despite a large number of small branches 40.0% 50.0% 60.0% 70.0% 2009 2010 2011 2012 2013 2014 2015 YTD 2016 CHCO $1B - $5B • 2015 Efficiency Ratio for CHCO excludes Gain from Sale of Insurance Division • Data as calculated using SNL Financial definition. Peer data as of March 31, 2016. 19

A long history of strong asset quality at CHCO even following the 2007 recession 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2009 2010 2011 2012 2013 2014 2015 YTD 2016 CHCO NPA/Assets Industry Source: FDIC, All Insured Depository Institutions Peer data as of March 31, 2016 20

Charge-off trends: 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2009 2010 2011 2012 2013 2014 2015 YTD 2016 CHCO Net Charge-off % Industry Source: FDIC, All Insured Depository Institutions Peer data as of March 31, 2016 21

2015/6 Charge-offs 22 2015 Net C/O 2015 Bp 2016 YTD Net C/O 2016 Bp Annual Rate Residential Mortgages $0.945 MM 7 bp $0.652 MM 9 bp Home Equity $0.312 MM 21 bp $0.175 MM 24 bp Commercial & Industrial $4.977MM 300 bp $0.041 MM <1 bp Commercial RE $0.214 MM 2 bp $0.667 MM 12 bp Consumer/OD $0.646 MM 161 bp $0.238 MM 128 bp Total $7.094 MM 25 bp $1.773 MM 12 bp Net Charge-offs in 2015 for C&I loans were primarily related to a single coal- mining equipment customer. City’s total exposure to the Mining Sector at year-end was less than $10 million.

23 West Virginia Floods – June 2016

• Absolutely Devastating within several WV communities but within highly localized areas • 26 deaths • Up to 1200 homes destroyed or significantly damaged • Flooding overlapped City’s franchise most specifically in Greenbrier County • Precise impact on CHCO still unknown - BUT - • Within zip codes where some flooding occurred – City has approx 900 loans – mostly residential (averaging $43,000) About 10% of these homes are in a flood zone meaning that most of these homes are not in flood zones, and most homes in these zip codes did NOT flood. Some homes that were NOT in flood zones DID flood however. • As of July 28, 2016, City is aware of 1 large commercial real estate loan where the collateral was destroyed but the property was insured for flood damage. City is also aware of two small residential loans where the collateral was destroyed – with losses of about $50,000. 24 West Virginia Floods – June 2016

Growth: CHCO has achieved, and will continue to achieve “reasonable growth” despite the slow growth nature of our markets • Commercial • Retail Lending • Trust & Investment Management • Deposits 25

Commercial loan growth: Success achieved due to community bank orientation, strong team, strong underwriting, and strong local economies -4.00% -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2016 Y T D ( A R ) Growth percentages exclude acquisitions; Loan Decreases in 2014 reflect reduction in acquired problem loans 26

Retail loan growth Adjustable Rate Mortgages, Home Equity Loans, Installment credit $1,200 $1,250 $1,300 $1,350 $1,400 $1,450 $1,500 $1,550 $1,600 $1,650 $1,700 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Loans $M M Residential Real Estate Home Equity Consumer 27

Trust AUM & Revenues: Strong growth AUM CAGR 11.7% and Revenue CAGR 10.2% (Dec 31, 2006-Dec 31, 2015) $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $0 $200 $400 $600 $800 $1,000 R ev e n u e s A UM $M M AUM (MM$) Revenues 28

Deposit growth opportunity: CHCO has many small deposit transaction relationships; Peers tend to have larger commercial & public deposits; SO liquidity is readily available as needed Branches Deposits Deposits/Branch CHCO 85 $ 3.1 B $36 million BBT 70 $ 5.3 B $76 million UBSI 31 $ 1.9 B $61 million JPM 34 $ 2.6 B $76 million HBAN 14 $ 1.0 B $72 million Includes branches within 5 miles of City branch Source: SNL 29

Acquisition philosophy: • Opportunities have increased • Actively looking • Size: Generally $100MM to $1B • Historically less acquisitive than peers because City’s strategy is driven by creating shareholder value – not merely size driven • Acquisitions must truly be strategic or meaningfully accretive • Recent acquisitions have all been “commercially driven” and in higher growth areas 30

Acquisitions in Growth Markets 31

Community Bank • Closed January 10, 2013 • 9 branches in Virginia • Community was a poorly performing bank with significant asset quality problems but good retail distribution and some great talent. • City was a significant shareholder of Community. • Projected Population growth of 3.1% over 5 years in Staunton, VA region • City’s strategy has been to resolve asset quality problems, close underperforming banks, exit unprofitable indirect auto lending business, and provide liquidity to fund retail loans 32

Virginia Savings Bank • Closed May 31, 2012 • 5 branches in Winchester, VA market • VSB was an underperforming small bank with little market visibility but some great talent • Projected Population growth of 5.0% over 5 yrs • City’s strategy has been increased visibility, significant improvements in retail banking products & facilities, and increased liquidity to provide for retail lending 33

Facility Enhancements Woodstock, Virginia BEFORE AFTER 34

Facility Enhancements Winchester, Virginia BEFORE AFTER 35

Branches from American Founders Bank • Closed November 6, 2015 • 3 branches in Lexington, KY – $119 million in loans (chosen by City) – $145 million in deposits – 3,100 households – Strong talent • Projected Population growth of 4.3% over 5 years in Lexington-Fayette, KY region, with exceptional demographics in terms of income, education and age distribution • City’s strategy is to provide additional liquidity for retail lending and to allow the commercial team to continue with their success while providing access to capital to make larger loans 36

Financial Impact of Acquisitions: VSB – Before VSB – After Community – Before Community - After Branches 5 5 11 9 FTE 48 30 (-38%) 153 58 (-62%) Loans^ $73 MM $87 MM $371 MM $295 MM * Deposits $120 MM $152 MM $385 MM $303 MM ** Expenses $4.7 MM (2011) $2.4 MM (-49%) (2015) $14.7 MM (2012) $4.5 MM (-69%) (2015) Retail Trans. Hhlds/branch 804 1,116 1,013 1,196 ^ Loans are balances after the mark-to-market * Ran off all indirect auto loans and ran off problem commercial credits ** Closed 2 branches and ran-off Brokered Deposits 37

Acquisition territory: 38

Tangible Common Equity: strong following acquisitions in 2012, 2013 & 2015 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 2008 2009 2010 2011 2012 2013 2014 2015 Jun 2016 39

Share Count: strong capital and high profitability allow aggressive share repurchases 13,000,000 13,500,000 14,000,000 14,500,000 15,000,000 15,500,000 16,000,000 16,500,000 17,000,000 17,500,000 18,000,000 Average Shares Outstanding 40

Cash Dividends/Share Declared & Dividend Payout Ratio 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 D ivide n d P ay ou t R at io Ca sh D ivide n d s/ Sh ar e D e cl ar e d Dividends/Share Dividend Payout Ratio 41 Dividend Increased to $1.72 (annual rate) in March 2016

Growth per share (12/31/10 – 12/31/15): • Loans per share: 8.8% CAGR • Deposits per share: 6.8% CAGR • Non-interest inc per share*: 0.8% CAGR • Expenses per share**: 3.7% CAGR Implication: While CHCO operates in relatively low growth markets, high profitability allows share repurchases, which have driven core earnings despite the economic environment of the last several years *-Excludes gain from Sale of Insurance Division **-Excludes one-time merger expenses 42

Industry Challenges in 2016: • Economic Activity & Loan Growth • Mortgage Banking Slowdown • Branch Fees are stagnant • Loan Competition – Terms & Price • Regulatory Compliance • Future Regulatory Agenda 43 Challenges specific to CHCO: • Downturn in Mining? •City’s direct exposure to mining extremely small • Downturn in Natural Gas? • While we anticipate challenges for aggressive lenders in markets characterized with significant natural gas drilling – City’s franchise area isn’t dependent on natural gas drilling • Floods ? • Floods in June 2016 hit certain communities where City is the leading bank very hard; However our lending exposure appears to not have significant risk

CHCO overcomes challenges thru: • Excellent distribution network • Exceptional Customer Depth driving strong non-interest income • Markets characterized by disciplined competition - and even perhaps “receding” competition • Discipline in managing expenses • Strong liquidity from a strong depository base • Strong capital levels coupled with capital-generating capacity • Well regarded Common stock valued in acquisitions • Limited exposure to coal-based businesses or natural gas drilling • Increasing exposure to higher growth markets • Sufficient size to easily address regulatory challenges confronting smaller banks • Strong and stable management team 44

CHCO represents good value and stability • Pricing Metrics*: • Price to Book: 164% • Price to Tangible Book: 202% • Price to 2016 Projected Earnings** 14.5x • Dividend Yield 3.7% • Div Payout Ratio** 53% • Tangible Capital/Tangible Assets*** 9.38% • Institutional Ownership 67% * Based on Price of $47.00 (7/28/16) ** Based on analyst estimate of $3.23 for 2016 (average of 5) *** December 31, 2015 45

Questions? 46